Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman Deborah C. Pecheux R. Scott Thompson James R. Woods R. G. "Kelly" Caldwell, Jr., President

C/Funds Group, Inc.
Statement of Additional Information
Amendment

March 7, 2007

The Statement of Additional Information dated February 27, 2007 is hereby amended as follows:

The section entitled Board of Directors, Beneficial Ownership in Equity Securities in the Funds is amended to include a security position in C/Growth Stock Fund held by R. Scott Thompson in the $1 -- $10,000 range. The disclosure of "aggregate dollar range of equity securities in all registered investment companies overseen by director in family of investment companies" does not apply to Mr. Thompson.

The section entitled Management Information is amended to remove "Other Non-Interested Personnel" from the disclosure table. It is with great sadness that we report that Lyn B. Braswell, Secretary of the Company, passed away. Appointment of a new Secretary is pending.